EXHIBIT 10.11


                             COMMERCIAL OFFICE LEASE

                                 BY AND BETWEEN

                  ULTILAND, LTD., A FLORIDA LIMITED PARTNERSHIP
                                 ("LANDLORD")

                                       AND

              ULTIMATE SOFTWARE GROUP, INC., A DELAWARE CORPORATION
                                   ("TENANT")


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                             COMMERCIAL OFFICE LEASE

ARTICLE I - DEMISED PREMISES
         1.01              DEMISED PREMISES
         1.02              USE OF ADDITIONAL AREAS

ARTICLE II - TERM
         2.01              LENGTH OF TERM
         2.02              COMMENCEMENT DATE
         2.03              OPTION TO RENEW

ARTICLE III - RENT
         3.01              PAYMENT OF RENT
         3.02              FIXED MINIMUM RENT

ARTICLE IV - IMPROVEMENTS
         4.01              IMPROVEMENTS BY LANDLORD
         4.02              IMPROVEMENTS BY TENANT
         4.03              INSTALLATION OF FIXTURES

ARTICLE V - USE BY TENANT
         5.01              USE OF PREMISES
         5.02              RESTRICTIONS ON USE
         5.03              SIGNS
         5.04              UTILITIES AND SERVICES

ARTICLE VI - MAINTENANCE AND REPAIRS
         6.01              MAINTENANCE BY TENANT
         6.02              REPAIRS BY TENANT
         6.03              MAINTENANCE AND REPAIRS BY LANDLORD
         6.04              ALTERATIONS
         6.05              WAIVER OF CLAIMS
         6.06              LANDLORD'S RIGHT TO INSPECT
         6.07              CLEANLINESS AND WASTE
         6.08              TRIPLE NET LEASE

ARTICLE VII - INSURANCE
         7.01              INSURANCE BY TENANT
         7.02              INDEMNITY FOR ACCIDENTS
         7.03              DESTRUCTION BY FIRE OR CASUALTY

ARTICLE VIII - TAXES
         8.01              REAL ESTATE TAXES
         8.02              PERSONAL PROPERTY TAXES AND ASSESSMENTS

ARTICLE IX - TITLE
         9.01              POSSESSION BY TENANT
         9.02              SUBLEASE AND ASSIGNMENT
         9.03              FINANCING
         9.04              SURRENDER OF PREMISES
         9.05              EMINENT DOMAIN
         9.06              NONDISTURBANCE AND ATTORNMENT

ARTICLE X - DEFAULT
         10.01             DEFAULT BY TENANT
         10.02             LIEN OF LANDLORD FOR RENT, TAXES AND OTHER SUMS
         10.03             NO LIENS CREATED BY TENANT

ARTICLE XI - ENVIRONMENTAL
         11.01             COMPLIANCE WITH LAWS
         11.02             STORAGE OF CONTAMINATION
         11.03             NO LIENS
         11.04             ENVIRONMENTAL ASSESSMENT AND REMEDIATION
         11.05             NOTICE OF CONTAMINATION OR ENFORCEMENT

ARTICLE XII - MISCELLANEOUS
         12.01             NOTICES
         12.02             WAIVER
         12.03             RELATIONSHIP OF PARTIES
         12.04             GOVERNING LAW
         12.05             SAVINGS CLAUSE


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         12.06             MARGINAL HEADINGS
         12.07             COVENANT TO BIND SUCCESSORS
         12.08             CREDIT REPORTS
         12.09             ESTOPPEL CERTIFICATE
         12.10             EXCULPATION
         12.11             FORCE MAJEURE
         12.12             PREVAILING PARTY
         12.13             RADON GAS
         12.14             ENTIRE AGREEMENT
         12.15             NEGOTIATION AND EXECUTION

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                             COMMERCIAL OFFICE LEASE

         THIS LEASE, made and entered into this 31 day of December, 1998, by and between ULTILAND, LTD., A FLORIDA LIMITED PARTNERSHIP (hereinafter referred to as "Landlord") and ULTIMATE SOFTWARE GROUP, INC., A DELAWARE CORPORATION (hereinafter referred to as "Tenant");

                            W I T N E S S E T H: THAT

         In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be observed and performed, the Landlord demises and leases to the Tenant, and Tenant takes, accepts and rents from Landlord, the premises hereinafter described, for the period, at the rental, and upon the terms and conditions hereinafter set forth.

                                    ARTICLE I

                                DEMISED PREMISES

         SECTION 1.01 - DEMISED PREMISES: The Landlord demises and leases to the Tenant, and the Tenant rents from Landlord, that certain real property located in Broward County, Florida and more particularly described on Exhibit "A" attached hereto, (the "Property") together with all improvements located or to be located thereon, including but not limited to a three-story office building to be known as the Ultimate Software Group Building, located in Town Center Circle, in the City of Weston, County of Broward, and State of Florida, (hereinafter the Property and improvements thereon are referred to as the "Demised Premises"), in its "AS IS" condition.

         SECTION 1.02 - USE OF ADDITIONAL AREAS: The use of occupancy by the Tenant of the Demised Premises shall include the use of the automobile parking areas, driveways, pathways, entranceways, restrooms, means of ingress and egress, loading and unloading facilities, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms and conditions of this agreement, and to reasonable rules and regulations for the use thereof, as prescribed from time to time by the Landlord.

                                   ARTICLE II

                                      TERM

         SECTION 2.01 - LENGTH OF TERM: The length of this Lease shall be for a term of fifteen (15) years (the "Term"), or as set forth below, unless otherwise terminated or extended as provided herein.

         SECTION 2.02 - COMMENCEMENT DATE: The term of this Lease shall commence on a date thirty (30) days after Landlord obtains a Certificate of Occupancy (the "Commencement Date"). If the Tenant occupies the Demised Premises prior to the Commencement Date, such early occupancy shall be subject to all terms and conditions contained in this Lease. All property of Tenant brought upon the Demised Premises shall be kept at Tenant's sole risk.

         SECTION 2.03 - OPTION TO RENEW: Provided Lessee shall not be in default hereunder and upon one hundred eighty (180) days' written notice prior to the end of the Term, Lessee shall have one (1) option to renew this Lease for a term of five (5) years ("Option Term").

                                   ARTICLE III

                                      RENT

         SECTION 3.01 - PAYMENT OF RENT: Tenant hereby covenants


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and agrees to pay rent to Landlord, which rent shall be as hereinafter provided.
The payment of said Rent shall begin on the Commencement Date. In the event the Commencement Date occurs on a day other than the first day of a month, Tenant shall pay rent for the fractional month on a per diem basis (calculated on the basis of a thirty [30] day month) until the first day of the month following such Commencement Date, and thereafter the Rent shall be paid in equal monthly installments on the first day of each and every month in advance. Said Rent shall be paid to the Landlord at c/o Marc Scherr, Gerschel & Company, 720
Fifth Avenue, 10th Floor, New York, New York, 10019, or at such other place as may be designated in writing from time to time by Landlord.

         SECTION 3.02 - RENT:

         A. Tenant shall pay to Landlord during the first year of this Lease, commencing on the Commencement Date (the "Initial Lease Year"), and as adjusted pursuant to Section 3.03 of this Lease, without any prior notice or demand therefor, and without any deduction or setoff whatsoever, a total fixed minimum annual rental of $697,760.00 per annum, payable in equal monthly installments of $58,146.67, plus sales tax and use tax as required by law. The parties acknowledge that the amount of fixed minimum annual rental has been arrived at by calculating $17.50 per square foot per annum, based on an assumed square footage of 39,872 feet of Demised Premises. Rent shall be payable in advance on the first day of each and every calendar month, as provided in Section 3.01 hereof.

         B. Commencing with the second year of this Lease, for a term of twelve
(12) months, and for each successive year of this Lease, fixed minimum annual rent shall be adjusted in accordance with the CPI as more fully set forth in this Article III, Section 3.03 below, whereupon the adjusted Rent shall be payable in equal monthly installments, plus applicable sales tax and use tax as required by law. Rent shall be payable in advance on the first day of each and every calendar month, as provided in Section 3.01 hereof.

         C. Landlord acknowledges receipt of the sum of $0. If, during the term hereof, Tenant shall be in default in the payment of rent herein reserved or any portion thereof, Landlord may apply all or any portion of the deposit as may be necessary to the payment of overdue rent or any other charges which accrue in favor of Landlord. Tenant agrees to forthwith, without demand, replace the monies so used.

         D. Late fee: Any payment not received by Landlord by the tenth (10th) day of the month shall be considered in arrears and in default of the terms hereof and shall be subject to a late charge in the amount of one (1%) percent of the monthly rent, which Tenant agrees to pay along with the late rent in the form of a cashier's check, certified check or money order.

         E. Returned Checks: In the event that Tenant's check is returned for any reason, Tenant agrees to pay Landlord $50.00 as a handling charge in addition any applicable late charge. Returned checks must be redeemed by cashier's check, certified check or money order. In the event that more than one
(1) check is returned, Tenant agrees to pay all subsequent rents and charges by cashier's check, certified check or money order.

         SECTION 3.03 - COST OF LIVING INCREASE IN FIXED MINIMUM ANNUAL RENT:
Commencing with the second year of this Lease, and at the beginning of each successive year of this Lease, the fixed minimum annual rent shall be adjusted in accordance with the Consumer Price Index For All Urban Consumers and Wage Earners and

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Clerical Workers (U.S. City Average: All Items) issued by the Bureau of Labor
Statistics of the U.S. Department of Labor, using the year 1982-84 as a base of
100. At the commencement of each year of this Lease, and each year thereafter, the fixed minimum annual rent shall be adjusted by multiplying said rent by a fraction, the numerator of which shall be the Index Number for the month preceding the commencement of the successive year of this Lease, and the denominator of which shall be the Index Number for the month of the commencement of the Term of this Lease. In no event shall the fixed minimum annual rent, as adjusted, be less than the fixed minimum annual rent for the last year of the preceding year's rental as specified in Section 3.02 hereof. In the event that the Index herein referred to ceases to be published during the term of this Lease, or if a substantial change is made in the method of establishing such Index, then the determination of the adjustment in the fixed minimum annual rent shall be made with the use of such conversion factor, formula or table as may be published by the Bureau of Labor Statistics, or if none is available, the parties shall accept comparable statistics on the cost of living in the United States, as shall then be computed and published by an agency of the United States, or if none, by a respected financial periodical selected by Landlord. Further, if the publication of the Index is delayed or receipt of same is untimely, then the Rent shall be adjusted as soon as the Index is received, and the Tenant agrees to pay any adjustments in rent for those months which may not have been calculable due to the unavailability of the Index.

                                   ARTICLE IV

                                  IMPROVEMENTS

         SECTION 4.01 - IMPROVEMENTS BY LANDLORD: Landlord shall not be responsible for any improvements to the Demised Premises other than those Landlord improvements set forth on Exhibit "B" attached hereto and made a part hereof ("Landlord Improvements"). Tenant takes the Demised Premises in an "AS IS" condition other than Landlord's Improvements.

         SECTION 4.02 - IMPROVEMENTS BY TENANT: Tenant, at its sole cost and expense, shall be responsible for all improvements to the Demised Premises. Provided however, that before any such improvements are made, Tenant shall submit its plans, drawings and specifications to Landlord for Landlord's approval which approval shall be in writing and shall not be unreasonably withheld and provided that any and all improvements to be made by Tenant meet all applicable building codes and/or zoning requirements as may be required by the appropriate governmental authorities and that Tenant secure, in advance of commencement of any improvements, the requisite governmental approvals and permits. All bills shall be paid for in full, and Tenant does hereby agree to indemnify, defend and hold harmless Landlord from any and all liens, claims or demands in connection therewith. If any liens are placed against the Demised Premises, Tenant shall be responsible for clearing all such liens immediately, and, to the extent Landlord incurs any expenses (including attorney fees), Tenant shall be responsible for reimbursement.


         SECTION 4.03 - INSTALLATION OF FIXTURES: Prior to the commencement of the Term, if Tenant enters upon the Demised Premises for the purpose of installing trade fixtures and furnishings, Landlord shall not be liable to Tenant for damage to or loss of such fixtures, equipment or furnishings. It is mutually agreed that all work performed or requested by the Tenant shall be subject to the approval of the Landlord's architect, mechanical and electrical engineers.

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                                    ARTICLE V

                                  USE BY TENANT

         SECTION 5.01 - USE OF PREMISES: Tenant shall occupy and use the Demised Premises as offices for a computer software company and related use, and for no other purpose. Tenant shall continuously and uninterruptedly during the Term of this Lease conduct its customary business activity therein during all normal business days and hours, unless prevented from so doing by strikes, fire, casualty or other causes beyond Tenant's control.

         SECTION 5.02 - RESTRICTIONS ON USE: Tenant shall not use nor permit the Demised Premises to be used for any purpose other than that set forth in Section
5.01 above, will not use or suffer anyone to use, the Demised Premises, or any part thereof, for any purpose in violation of the laws of the United States, the State of Florida, or the ordinances and regulations of a county or a municipality having jurisdiction over the Demised Premises. Tenant further covenants and agrees to execute and comply promptly with all statutes, ordinances, rules, orders, regulations and requirements of federal, state, county and city governments regulating the use by Tenant of the Demised Premises. Tenant will not use, or permit the use of the Demised Premises in any such manner that will tend to create a nuisance. The restrictions set forth in this Paragraph shall extend to all agents and employees of the Tenant. Tenant shall take good care of the Demised Premises, fixtures, appurtenances and all alterations, additions and improvements thereof; shall make all repairs in and about the Demised Premises as may be necessary to preserve same in good order and condition, which repairs shall be equal in quality to the original work; shall promptly pay the expenses of such repairs and shall promptly notify Landlord of damage that may occur to the Demised Premises.

         5.03 - SIGNS: Without Landlord's prior consent and approval, Tenant shall not (a) install any exterior lighting, awnings, shades or exterior decorations or painting; (b) erect or install any exterior or interior window or door signs or advertising media, window or door lettering or placards or (c) keep or display any merchandise on, or otherwise obstruct the areaways adjacent to the premises. All signs must conform with the Landlord's sign specifications and/or be approved by Landlord prior to installation.

         5.04 - UTILITIES AND SERVICES: The Tenant shall be solely responsible for and shall promptly pay all charges for public utilities and/or private services rendered or furnished to the premises during the term hereof, including, but not limited to, heat, water, gas, electricity, rubbish disposal and sewer rental, together with all taxes or other charges based upon the use of such utilities. Landlord shall in no event be liable for the quality, quantity or interference of such services.

                                   ARTICLE VI

                             MAINTENANCE AND REPAIRS

         SECTION 6.01 - MAINTENANCE BY TENANT: Tenant shall at all times keep the Demised Premises, including the foundations, exterior and structural walls and roof of the Demised Premises, fixtures, appurtenances, and all alterations, additions and improvements thereof, including, but not limited to all partitions, doors, equipment and all heating, air conditioning, lighting and plumbing fixtures, in good order, condition and repair, any damage by unavoidable casualty excepted.

         SECTION 6.02 - REPAIRS BY TENANT: Tenant shall make all


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repairs to the Demised Premises, including without limitation, structural repairs to the Demised Premises.

         SECTION 6.03 - MAINTENANCE AND REPAIRS BY LANDLORD: If Tenant refuses or neglects to maintain or repair promptly the premises as required in Sections
6.01 and 6.02 hereof, in a reasonable time after written demand by the Landlord, the Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's equipment, fixtures and/or other property; or to the loss of business occasioned by reason thereof; and further, upon completion of such maintenance or repairs, Tenant shall pay Landlord's incurred costs occasioned by such maintenance or repairs. It is further agreed and understood that said billing of costs so incurred shall include interest at the highest rate allowed by law from the date of completion of the repairs by the Landlord.

         SECTION 6.04 - ALTERATIONS: Tenant shall not make any alterations or additions to the Demised Premises, nor make any contract therefor, without first procuring Landlord's written consent. All alterations, additions and improvements made by Tenant to or upon the Demised Premises, except signs, electrical equipment or other removable trade fixtures or furnishings shall, when made or installed, be deemed to have attached to the Demised Premises and to have become the property of Landlord; provided, however, if prior to termination of this Lease, or within fifteen (15) days thereafter, Landlord so directs by written notice to Tenant, Tenant shall promptly remove the additions, improvements, trade fixtures and installations which were placed in the Demised Premises by the Tenant and which are designated in said notice and shall repair any damage occasioned by such removal, and in default thereof, Landlord may effect said removal and repair at Tenant's expense and Tenant hereby agrees to pay same. All signs, electrical equipment, fixtures, furnishings and other personal property of Tenant kept on the Demised Premises and not removed prior to the expiration of the term or earlier termination thereof shall become the property of the Landlord, to do with as Landlord exclusively deems appropriate.

         SECTION 6.05 - WAIVER OF CLAIMS: Neither Landlord nor Landlord's agents nor servants shall be liable, and Tenant waives all claims for damage to persons or property sustained by Tenant or any occupant of the Demised Premises or other part of the Property, or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Demised Premises, or resulting directly or indirectly from any act or neglect of any tenant or occupant or of any other person. This Paragraph shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by roof leaks, air conditioning apparatus, sprinkling devices, water, excessive heat or cold, falling plaster, broken glass, sewage, gas odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Landlord or of other tenants, occupants or servants in the Property or of any other person and whether such damage be caused or result from any thing or circumstances above mentioned or referred to, or any other thing or circumstances, whether of a like nature or of a wholly different nature. All property belonging to Tenant or any occupant of the Demised Premises shall be there at the risk of Tenant or such other person only, and Landlord shall not be liable for damage thereto or theft or misappropriation thereof.

         SECTION 6.06 - LANDLORD'S RIGHT TO INSPECT: Landlord and its agents shall have free access to the Demised Premises during all reasonable hours for the purpose of examining same and to ascertain if they are in good repair, to make reasonable repairs which the Landlord may be required to make hereunder and to exhibit the same to prospective purchasers, lenders or tenants.

         SECTION 6.07 - CLEANLINESS AND WASTE: Tenant shall keep the Demised Premises, and the areaways adjacent thereto at all times in a neat, clean and sanitary condition, free from waste or debris and shall neither commit nor permit any waste or nuisance thereon. Tenant shall procure trash containers adequate to handle Tenant's trash accumulation.

         SECTION 6.08 - TRIPLE NET LEASE: Notwithstanding any provision in this Lease to the contrary, it is understood and agreed that this is a triple net lease with all costs, expense, taxes (inclusive of real property taxes and assessments), insurances, repairs and maintenance to be paid by Tenant.

                                   ARTICLE VII

                                    INSURANCE

         SECTION 7.01 - INSURANCE BY TENANT: Tenant shall procure, provide and pay for, and shall maintain throughout the term of this Lease, the following insurance coverages, in the following limits, in the name of the Tenant and with Landlord named therein as an additional insured:

         (1) a policy of insurance covering the Tenant's property in the Demised Premises in the amount determined by Tenant;

         (2) a comprehensive general liability insurance against any and all claims for injuries to persons and property occurring in, upon, or about the Demised Premises, during the Term of this Lease; such insurance, at all times, to be in an amount not less than One Million ($1,000,000) Dollars combined single limit per occurrence, $2,000,000.00 general aggregate; and

         (3) casualty, fire, windstorm, flood and extended coverage insurance in the amount equal to the maximum insurable value of the Demised Premises together with all improvements thereon.

All such insurance shall be written on a company or companies authorized to engage in the business of casualty and general liability insurance in the State of Florida, and there shall be delivered, by the Tenant, to the Landlord customary certificates evidencing such paid-up insurance, and certifying Landlord as an additional insured, which certificates are to be issued by the insurance companies, and delivered on a yearly basis at the commencement of each year during the Term of this Lease.

         The policies of insurance provided herein are to be provided by the Tenant, and shall be for a period of not less than one (1) year, it being understood and agreed that fifteen (15) days prior to the expiration of any policy of insurance, the Tenant will deliver to the Landlord a renewal or new policy to take the place of the expiring policy, with the further understanding that, should the Tenant fail to furnish policies, as is provided in this Lease, and at the times herein provided, the Landlord may obtain such insurance, and the premiums on such insurance shall be deemed Additional Rental to be paid by the Tenant to the Landlord upon demand. Tenant shall make no claim for recovery against Landlord and expressly waives any right of recovery against Landlord for damage to or loss of the Demised Premises or improvements thereon, which damage or loss may arise by fire or any other peril covered by any policy of insurance containing a waiver of subrogation right against the Landlord in which said policy the Tenant is or may be the insured and when said loss is caused by or results from any acts of carelessness or negligence of the Landlord, its officers, employees or other persons under its control. Tenant further covenants and agrees to apply to its insurers for waiver of subrogation against Landlord, its agents and employees, and to obtain same if Tenant's insurers will issue such waiver without cost.

         SECTION 7.02 - INDEMNITY FOR ACCIDENTS: Tenant covenants and agrees that it will protect, defend and save and keep the Landlord forever harmless and indemnified against and from any penalty or damage or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Tenant or those holding under Tenant, and that Tenant will at all times protect, defend, indemnify and save and keep harmless the Landlord against and from any and all claims, loss, cost, damage or expense arising out of or from any accident or other occurrence on or about the Demised Premises, causing injury to any person or property whomsoever or whatsoever, and will protect, defend, indemnify and save and keep harmless the Landlord against and from any and all claims, loss, cost, damage or expense arising out of any failure of Tenant in any respect to comply with and perform all the requirements and provisions of this Lease.

         SECTION 7.03 - DESTRUCTION BY FIRE OR CASUALTY: The Tenant shall give immediate notice to Landlord in case of fire or other casualty in or about the Demised Premises. In the event the Demised Premises shall be damaged by fire, then Tenant shall repair such damages and put the Demised Premises in good condition as rapidly as reasonably possible. Tenant shall not be entitled to any abatement of the Rent, unless such damage was occasioned by the negligent acts of Landlord, its agents or employees.

         Notwithstanding any other provisions of this Paragraph to the contrary, if the Demised Premises, shall be damaged to the extent of more than twenty-five percent (25%) of its value at the time of such damage, then Landlord may, at its sole election, upon notice to Tenant, within sixty (60) days after such damage, terminate this Lease as of the date of such damage.

                                  ARTICLE VIII

                                      TAXES

         SECTION 8.01 - REAL ESTATE TAXES: Tenant shall pay, not less than thirty (30) days before delinquent, all real property taxes and assessments levied or payable during the term hereof, by the county and municipality upon the Property.

         SECTION 8.02 - PERSONAL PROPERTY TAXES AND ASSESSMENTS: The Tenant shall pay, not less than thirty (30) days before delinquent, any and all taxes, licenses, fees and public charges levied, assessed or imposed, and which become payable during the lease term upon Tenant's fixtures, furniture, appliances and personal property located or installed in the Demised Premises.

                                   ARTICLE IX

                                      TITLE

         SECTION 9.01 - POSSESSION BY TENANT: Tenant covenants and warrants that it has full right and authority to enter into this Lease for the full term hereof. Landlord covenants that Tenant, upon paying the Rent provided for herein and upon performance of the covenants and agreements of this Lease to be performed by said Tenant, will have, hold and enjoy quiet possession of the Demised Premises.

         SECTION 9.02 - SUBLEASE AND ASSIGNMENT: Landlord shall have first refusal right to recapture the premises, on a request by Tenant to sublease or assign. If Landlord does not desire to recapture the premises, then Tenant shall not sublease, sublet or assign the Demised Premises or any portion thereof except by written permission and consent of Landlord which approval or disapproval shall be in Landlord's sole discretion, references elsewhere contained herein to assignees notwithstanding. Any consent by Landlord once shall not constitute a waiver of the requirement for its consent to any future subletting or assignment of this Lease. Any such subleasing or assignment, even with the approval of the Landlord, shall not relieve the Tenant from liability for payment of the rental and any other monies due Landlord herein provided for or from the obligation to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to the assignment or subletting of the Demised Premises. Any change in ten percent (10%) or more of the equitable or beneficial ownership of Tenant shall be deemed an assignment of this Lease.

         SECTION 9.03 - FINANCING: Tenant agrees that Tenant's rights under this Lease are and shall always be subordinate to the lien of any mortgage or trust deeds now or hereafter placed from time to time upon the Demised Premises. Tenant shall, upon written demand from Landlord, execute such other and further instruments or assurances subordinating this Lease to the lien or liens of any such mortgage or trust deeds. If any mortgagee or trustee under a trust deed elects to have Tenant's interest in this Lease superior to any such interest by notice to Tenant, then this Lease shall be deemed superior to any such mortgage or trust deed whether this Lease was executed before or after such mortgage or trust deed.

         SECTION 9.04 - SURRENDER OF PREMISES: Tenant shall, upon the expiration date or sooner termination of this Lease, surrender to Landlord the Demised Premises, together with all replacements thereto in good order, condition and repair, except for ordinary wear and tear and loss by fire or other casualty. If Tenant fails to surrender the Premises as required herein, Tenant shall be deemed a month-to-month tenant and shall for the duration of such holdover period pay Landlord, as holdover rent, twice the monthly rental amount as was payable in the last month of the lease term in addition to all other payments required under this Lease Agreement,

         SECTION 9.05 - EMINENT DOMAIN: In the event the Demised Premises, or any part thereof, shall be taken or condemned for public purposes by any competent authority, the entire compensation awarded therefor shall belong to the Landlord, without any deduction therefrom for any present or future estate of Tenant; provided, however, that in the event more than twenty (20%) percent of the Demised Premises shall be so taken or condemned, then either the Landlord or Tenant shall have the option of terminating the term of this Lease upon giving to the other written notice of such election within thirty (30) days after possession of the part condemned has been taken by proper authorities, whereupon the term of this Lease shall be terminated, as of the date on which possession is so taken. If neither Landlord or Tenant so elects to terminate the term of this Lease, the Landlord at its own expense, shall repair and restore the premises not affected by the taking and thereafter, if a part of Demised Premises itself has been taken or condemned, the Rent to be paid by the Tenant shall be equitably reduced.

         SECTION 9.06 - NONDISTURBANCE AND ATTORNMENT: In the event any proceedings are brought for the foreclosure of, or in the event of the conveyance by deed in lieu of foreclosure of, or in the event of the execution of the power of sale under any superior mortgage, or in the event of transfer or conveyance of the Demised Premises, or any part thereof, to any party for any reason whatsoever, Tenant hereby attorns to, and covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to such successor in interest and recognizes such successor as the landlord under the Lease.

                                    ARTICLE X

                                     DEFAULT

         SECTION 10.01 - DEFAULT BY TENANT: All of the rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. It is agreed that in the event:

                  (i) That the Tenant shall fail, neglect or refuse to pay any installment of Rent at the time, and in the amount as herein provided, or to pay any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof;

                  (ii) That any voluntary or involuntary petition or similar pleading, under any section or sections of any bankruptcy act, shall be filed by or against Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, and the same shall not be dismissed or discharged within thirty (30) days after notice thereof in writing;

                  (iii) That the Tenant shall fail, neglect or refuse to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained and to be kept and performed by it, and in the event any such default shall continue, for a period of more than thirty (30) days after notice thereof in writing given to the Tenant, by the Landlord; provided, however, that if the cause for giving such notice involves the making of repairs, or other matters reasonably requiring a longer period of time than the period of such notice, the Tenant shall be deemed to have complied with such notice so long as it has commenced to comply with said notice within the period set forth in the notice, and is diligently prosecuting compliance with said notice, or has taken proper steps or proceedings, under the circumstances, to prevent the seizure, destruction, alteration or other interference with said Demised Premises by reason of non-compliance with the requirements of any law or any ordinance or with the regulations, rules or directions of any government authority, as the case may be;

                  (iv) That the Tenant makes any assignment of its property for the benefit of creditors, or should the Demised Premises be taken under a levy of execution or attachment, in an action against the Tenant, and such levy, attachment or assignment is not dismissed and discharged within thirty (30) days after written notice thereof to Tenant by Landlord, the Tenant does hereby authorize and fully empower said Landlord or Landlord's agent to cancel or annul this Lease at once and to re-enter and take possession of said Demised Premises immediately, and remove all persons and their property therefrom, and to use such force and assistance in effecting and perfecting such removal as said Landlord may deem necessary and advisable to recover at once full and exclusive possession of all of said Demised Premises, whether in possession of said Tenant or of their persons or otherwise. At Landlord's option, Landlord may declare all installments of Rent for the remainder of the lease term, to be immediately due and payable whereupon the same shall become immediately due and payable.

         The Landlord may, however, at its option, at any time after a default or violation of condition or covenant, re-enter and take possession of said Premises without such re-entering working a forfeiture of the rents to be paid and the covenants, agreements and conditions to be kept and performed by said Tenant for the full term of this Lease. In such event, the Landlord shall have the right, but not the obligation, to divide or subdivide the Premises in any manner the Landlord may determine and to lease or let the same or portions thereof for such periods of time and at such rentals and for such use and upon such covenants and conditions as Landlord may elect, applying the net rentals from such letting first to the payment of Landlord's expenses incurred in dispossessing the Tenant and the costs and expenses of making such improvements in the Premises as may be necessary in order to enable the Landlord to relet the same, and to the payment of any brokerage commissions or other necessary expenses of the Landlord in connection with such reletting. The balance, if any, shall be applied by the Landlord from time to time, but in any event not less than once each month, on account of the payments due or payable by the Tenant hereunder, with the right reserved to Landlord to bring such actions or proceedings for the recovery of any deficits remaining unpaid as it may deem advisable from time to time, without being obligated to await the end of the term hereof for a final determination of the Tenant's account and the commencement or maintenance of one (1) or more actions shall not bar the Landlord from bringing other or subsequent actions for further accruals pursuant to the provisions of this Paragraph. Any balance remaining, however, after full payment and liquidation of Landlord's account, as aforesaid, shall be paid to the Tenant from time to time with the right reserved to the Landlord at any time to give notice in writing to the Tenant of Landlord's election to cancel and terminate this Lease and all Tenant's obligations hereunder and upon the giving of such notice and the simultaneous payment by Landlord to Tenant of any credit balance in Tenant's favor that may at the time be owing to Tenant shall constitute a final and effective cancellation and termination of this Lease and the obligations thereunder on the part of either party to the other.

         In addition to the foregoing, collection costs and reasonable attorneys' fees shall be paid by Tenant if delinquencies are referred for collection.

         SECTION 10.02 - LIEN OF LANDLORD FOR RENT, TAXES AND OTHER SUMS:
Landlord shall have, and Tenant hereby grants, a security interest in any furnishings, equipment, fixtures, inventory, accounts receivable, or other personal property of any kind belonging to Tenant, or the equity of Tenant therein, in the Demised Premises. The security interest is granted for the purpose of securing the payment of rent, other charges, assessments, penalties and damages herein covenanted to be paid by Tenant and for the purpose of securing the performance of all other obligations of Tenant under this Lease. Upon Tenant's default or breach of any covenants of this Lease, Landlord shall have all remedies available under the law of the State of Florida including, but not limited to, the right to take possession of the above mentioned property and dispose of it by public or private sale in a commercially reasonable manner. Tenant shall, upon demand, reimburse Landlord for all filing and recording fees and taxes incurred in connection with filing and recording of Financing Statements if the same be necessary to perfect Landlord's security interest. Landlord's statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

         SECTION 10.03 NO LIENS CREATED BY TENANT: The Tenant covenants and agrees that it has no power to incur any indebtedness giving a right to a lien of any kind or character upon the rights, title and interest of the Landlord in and to the property covered by this Lease, and that no person shall ever be entitled to any lien directly or indirectly derived through or under the Tenant, or its agents or servants, or on account of any act or remission of said Tenant, which lien shall be superior to the title of the Landlord to the Demised Premises. All persons contracting with said Tenant, or furnishing materials or labor to said Tenant, or to its agents or servants, as well as all persons whomsoever, shall be bound by this provision of this Lease. Should any such lien be filed, the Tenant shall discharge the same within thirty (30) days thereafter, by paying the same or by filing a bond, or otherwise, as permitted by law. The Tenant shall not be deemed to be the agent of the Landlord, so as to confer upon a laborer bestowing labor or confer upon a materialman furnishing materials upon the leased premises the right to a mechanic's lien thereon.

                                   ARTICLE XI

                                  ENVIRONMENTAL

         SECTION 11.01 - COMPLIANCE WITH LAWS: Tenant, at Tenant's expense, shall keep and maintain the Demised Premises in compliance with, and shall not cause or permit the Demised Premises to be in violation of, any federal, state, county and municipal laws, ordinances or regulations including, without limitation, those relating to contamination, air and water quality, waste disposal, occupational safety and health, industrial hygiene, or to the environmental conditions on, under or about the Demised Premises, including, but not limited to, soil and groundwater conditions ("Laws"); provided, however, Tenant shall have no obligation to keep or maintain the Demised Premises at a level or standard different than that existing as of the date of this Lease. Provided further, Tenant shall have no obligation or liability hereunder except as to any actions or matters caused by Tenant's uses or actions.

         SECTION 11.02 - STORAGE OF CONTAMINATION: Except in the ordinary course of business in strict compliance with applicable laws, Tenant shall not use, general, manufacture, store, or dispose of, on, under or about the Demised Premises or transport to or from the Demised Premises any flammable explosives, radioactive materials, including, without limitation, any substances defined as, or included in the definition of hazardous substances, hazardous materials, toxic substances or other similar or regulated substances, residues or wastes, pollutants, asbestos, petroleum products and by-products, including any other environmental contamination whatsoever (collectively "Tenant Contamination").

         SECTION 11.03 - NO LIENS: Tenant shall not create or suffer to exist with respect to the Demised Premises, or permit any of its agent to create or suffer to exist any lien, security interest or other charge or encumbrance of any kind, including without limitation, any lien imposed pursuant to Section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.
Section 9607(l)) or any similar Law.

         SECTION 11.04 - ENVIRONMENTAL ASSESSMENT AND REMEDIATION:
Notwithstanding any other provision of this agreement, Tenant shall be solely responsible for and agrees to indemnify, defend and hold harmless Landlord, its employees, agents, officers, directors, heirs and assigns, from and against any and all fines, suits and claims, demands, penalties, liabilities, costs or expenses, losses, settlements, remedial actions requirements and enforcement actions, administrative proceedings and any other actions of whatever kind or nature, including attorneys' fees and costs (and costs and fees on appeal), fees of environmental consultants and laboratory fees, known or unknown, contingent or otherwise, arising out of or in any way related to the discovery, remediation, or disposal of such Tenant Contamination, including any personal injury (including wrongful death) or property damage (real or personal) arising therefrom. Landlord agrees to indemnify, defend and hold harmless Tenant, its employees, agents, officers, directors, heirs and assigns, from and against any and all fines, suits, claims, demands, penalties, liabilities, costs or expenses, losses, settlements, remedial action requirements and enforcement actions, administrative proceeds and all other actions of whatever kind or nature, including attorneys' fees and costs (and costs and fees on appeal), fees of environmental consultants and laboratory fees, known or unknown, continent or otherwise, arising out of or in any way related to the discovery, remediation, or disposal of contamination on or about the Demised Premises or the Property other than Tenant Contamination, including any personal injury (including wrongful death) or property damage (real or personal) arising therefrom. This paragraph shall survive termination or expiration of this Lease.

         SECTION 11.05 - NOTICE OF CONTAMINATION OR ENFORCEMENT: Each party shall immediately advise the other by telephone, followed up in writing, with a copy to Landlord, of any and all enforcement, cleanup, removal, claims made or threatened by any third party, or other governmental or regulatory actions instituted, completed, or threatened, or any release, discharge, or spill of Contamination, pursuant to any Laws affecting the Demised Premises, or adjoining or neighboring properties. Each party shall provide copies to the other in a timely fashion, in whatever capacity and in whatever form obtained, any and all information, test results, correspondence or other data acquired in connection with the locating, remediating, removing, or disposing of contamination on or about the Demised Premises, or regarding such parties notice of contamination or enforcement, or otherwise.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.01 - NOTICES: Whenever under this Lease a provision is made for any demand or notice of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice or demand to the other, it shall be in writing sent by overnight mail or certified mail, return receipt requested, postage prepaid, if to the Tenant addressed to the Tenant at 3111 Stirling Road, Florida 33312 and if to the Landlord addressed to the Landlord at 720 Fifth Avenue, 10th Floor, New York, New York, 10019, c/o Marc Scherr, Gerschel & Company, and either party may by like notice at any time and from time to time designate a different address to which notices shall be sent. Such notices or demands shall be deemed sufficiently served or given for all purposes hereunder at the time they shall be mailed by an overnight delivery service or by United States certified mail, as aforesaid.

         SECTION 12.02 - WAIVER: One (1) or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same term, covenant or condition. The consent or approval of either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

         SECTION 12.03 - RELATIONSHIP OF PARTIES: Nothing contained in this Lease nor any act or acts of the parties shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Landlord and Tenant, other than the relationship of landlord and tenant.

         SECTION 12.04 - GOVERNING LAW: The laws of the State of Florida shall govern the validity, performance and enforcement of this Lease.

         SECTION 12.05 - SAVINGS CLAUSE: The invalidity or unenforceability of any provision of this Lease shall not affect or impair the validity of any other provision.

         SECTION 12.06 - MARGINAL HEADINGS: The paragraph titles herein are for convenience only and do not define, limit or construe the contents of such paragraph.

         SECTION 12.07 - COVENANT TO BIND SUCCESSORS: It is agreed that the provisions, covenants and conditions of this Lease shall be binding on the legal representatives, heirs, successors and assigns of the respective parties hereto.

         SECTION 12.08 - CREDIT REPORTS: The Tenant's performance under this Lease Agreement may be reported to credit reporting agencies. The Landlord may also obtain a consumer report of Tenant's credit history from a credit reporting agency. Upon request, Tenant will be informed whether a consumer report was obtained and if so, the name and address of the agency furnishing the report.

         SECTION 12.09 - ESTOPPEL CERTIFICATE: Within ten (10) days after request therefor by Landlord, the Tenant shall furnish an estoppel certificate. Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying (if such be the case) that this Lease is in full force and effect and there are no defenses or offsets thereto, or stating those claimed by Tenant.

         SECTION 12.10 - EXCULPATION: Tenant agrees that Tenant shall look solely to Landlord's interest in the Demised Premises for the satisfaction of any claims, judgments or decrees requiring the payment of money by Landlord based upon default hereunder. No other property or assets of Landlord, its successors or assigns shall be subject to levy, execution or other enforcement procedure.

         SECTION 12.11 - FORCE MAJEURE: Landlord or Tenant shall not be required to perform any term, condition or covenant in this Lease so long as such performance is delayed or prevented by Acts of God, strikes, lockouts, decree or restriction by any governmental authority, civil riot, floods, financing, and any other cause not reasonably within the control of Landlord or Tenant, and which by the exercise of due diligence Landlord or Tenant is unable, wholly or in part to prevent or overcome.

         SECTION 12.12 - PREVAILING PARTY: In the event that litigation is required to enforce this Agreement, the prevailing party shall be entitled to reimbursement of its legal costs and attorney's fees, including appeals.

         SECTION 12.13 - RADON GAS: In accordance with the provisions of Florida Statutes Chapter 404.29(8), notification is hereby tendered concerning the possible existence of Radon Gas in or about the Demised Premises. Please be advised that:

         "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it overtime. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit."

         SECTION 12.14 - ENTIRE AGREEMENT: This Lease sets forth all of the covenants, promises, agreements, conditions and understandings between the Landlord and the Tenant governing the Demised Premises. There are no covenants, promises, agreements, conditions and understandings, either oral or written, between them other than those herein set forth. Except as herein provided, no subsequent alterations, amendments, changes or additions to this Lease shall be binding upon the Landlord or Tenant, unless reduced to writing and signed by both parties.

         SECTION 12.15 - NEGOTIATION AND EXECUTION: The furnishing of this Lease by the Landlord to the prospective Tenant shall not be considered an offer to lease, even though completed in every respect, until and unless the document has been executed by the appropriate officers of Landlord. No correspondence or other communication respecting this Lease shall create any obligation to go forward with this Lease until the Lease document is fully completed and executed by both the Landlord and Tenant.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease this day and year first above written.

Signed and Acknowledged                     Landlord:
In the Presence of:

                                            ULTILAND, LTD., a Florida
                                           limited partnership
/s/ JODIE M. SCARILLO
------------------------------
Witness signature                           By: /s/ P.A.G. EQUITIES CORP., a
                                                New York corporation, as
                                                general partner
 Jodie M. Scarillo
------------------------------
Witness print name

/s/ MARYBETH BOTTONE
------------------------------
Witness signature

Marybeth Bottone
------------------------------
Witness print name                          By: /s/ MARC D. SCHERR
                                               -------------------------------

                                            Its: Vice President
                                                ------------------------------0
                                                            (SEAL)

                                            ULTIMATE SOFTWARE GROUP, INC.,
                                            a Delaware corporation
/s/ George H. Hogge, Jr.
------------------------------
Witness signature

George H. Hogge, Jr.
------------------------------
Witness print name

/s/ Mark Marsden
------------------------------
Witness signature

Mark Marsden
------------------------------
Witness print name                          By: /s/ Scott Scherr
                                               --------------------------------
                                            Its: President
                                                       (CORPORATE SEAL)

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF PROPERTY

         A portion of SECTOR 6, according to the Plat thereof, as recorded in Plat Book 141, Page 21, Public Records, Broward County, Florida, being more particularly described as follows:

Commence at the intersection of the Southwest corner of Parcel 2 of said Plat and the Northerly right of way for Arvida Parkway; Thence North 33"40'01' West along the Western line of said Parcel 2, for a distance of 49.68 feet; Thence North 11"32'29' East along the new alignment of Tract X, as described on the Plat of SECTOR 6, EAST, as recorded in Plat Book 155, Page 4, Public Records, Broward County, Florida, for 15.19 feet to a point of curvature; Thence Northeasterly and Northwesterly along a circular curve to the left, having a radius of 500.00 feet, a central angle of 12"34'21', for an arc distance of
109.72 feet to a point of reverse curvature; Thence Northwesterly and Northeasterly along a circular curve to the right, having a radius of 500.00 feet , a central angle of 18"21'57', for an arc distance of 150.27 feet to a point of compound curvature; Thence Northeasterly along a circular curve in the right, having a radius of 700.00 feet, a central angle of 36"29'27', for an arc distance of 445.82 feet to a point where the remaining portion of the description is not coincident with said new alignment; Thence North 59"52'56' East for 38.31 feet; Thence North 56"57'31' East for a distance of 131.88 feet; Thence South 78"02'29' East, for a distance of 42.43 feet; Thence South 33"02'29' East, for a distance of 17.00 feet to a point of curvature; Thence Southeastern along a circular curve to the left, having a radius of 550.00 feet, a central angle of 23"17'57, for an arc distance of 223.66 feet to the POINT OF BEGINNING; Thence continue Southeasterly along a circular to the left, having a radius of 550.00 feet, a central angle of 29"45'19', for an arc distance of
285.63 feet; Thence South 26"28'28' West for 393.63 feet to a point on a curve, said point bears North 05"52'46' West to the radius point on the next described curve; Thence Southwesterly along a circular curve to the right, having a radius of 500.00 feet, a central angle of 33"45'55', for an arc distance of 294.66 feet; Thence north 26"28'28' East for 433.30 feet to the POINT OF BEGINNING.

TOGETHER WITH:

EASEMENT ESTATE AS TO THAT CERTAIN PARCEL CONTAINED IN AND PURSUANT TO THAT CERTAIN INGRESS/EGRESS EASEMENT, BY AND BETWEEN ARVIDA/JMB PARTNERS, A FLORIDA GENERAL PARTNERSHIP AND B.C.B., INC., A FLORIDA CORPORATION, DATED APRIL 25, 1996, FILED OF RECORD MAY 3, 1996, IN OFFICIAL RECORD BOOK 24825, PAGE 128, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ROADWAY EASEMENT:

A PORTION OF PARCEL 1, C-1 AND X-2, SECTOR 6, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 141, PAGE 21, OF THEPUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE CENTERLINE INTERSECTION OF TRACT X-2 AND THE WESTERLY RIGHT OF WAY LINE OF BONAVENTURE BOULEVARD, AS DEPICTED ON SAID PLAT OF SECTOR 6; THENCE NORTH 74/degree/21'58' WEST FOR 53.80 FEET; THENCE SOUTH 15/degree/38'02' WEST FOR 40.00 FEET; THENCE NORTH 74/degree/21'58' WEST FOR 714.40 FEET TO THE POINT OF CURVATURE; THENCE NORTHWESTERLY ALONG A CIRCULAR CURVE TO THE RIGHT, HAVING A RADIUS OF 1528.39 FEET; A CENTRAL ANGLE OF 13/degree/18'49' FOR AN ARC DISTANCE OF 355.14 FEET; THENCE SOUTH 75/degree/30'20' WEST FOR 48.13 FEET; THENCE SOUTH 32/degree/03'50' WEST FOR 12.31 FEET TO A POINT OF BEGINNING; THENCE SOUTH 32/degree/03'50' WEST FOR 9.64 FEET TO A POINT OF CURVATURE; THENCE SOUTHWESTERLY ALONG A CIRCULAR CURVE TO THE RIGHT, HAVING A RADIUS OF 1050.00 FEET, A CENTRAL ANGLE OF 41/degree/06'09', FOR AN ARC DISTANCE OF 753.24 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY AND NORTHWESTERLY ALONG A CIRCULAR CURVE TO THE RIGHT, HAVING A RADIUS OF 550.00 FEET, A CENTRAL ANGLE OF 73/degree/47'32'; FOR AN ARC DISTANCE OF 708.35 FEET TO A POINT OF TANGENCY; THENCE NORTH 33/degree/02'29' WEST FOR 17.00 FEET; THENCE NORTH 78/degree/02'29' WEST FOR 42.43 FEET; THENCE SOUTH 56/degree/57'31' WEST FOR 131.88 FEET; THENCE SOUTH 59/degree/52'56' WEST FOR 38.31 FEET TO THE EASTERLY LINE OF SECTOR 6 EAST PLAT AS RECORDED IN PLAT BOOK 155, PAGE 4, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, SAID POINT BEARS SOUTH 36/degree/10'28' EAST TO THE RADIUS POINT OF THE NEXT DESCRIBED CURVE; THENCE NORTHEASTERLY ALONG A CIRCULAR CURVE TO THE RIGHT; HAVING A RADIUS OF 700.00 FEET, A CENTRAL ANGLE OF 03/degree/07'59', FOR AN ARC DISTANCE OF 38.25 FEET TO A POINT OF TANGENCY; THENCE NORTH 56/degree/57'31' EAST FOR 256.88 FEET; THENCE SOUTH 11/degree/57'31' WEST FOR 49.50 FEET; THENCE SOUTH 33"02'29' EAST FOR 15.00 FEET TO A POINT OF CURVATURE; THENCE SOUTHEASTERLY AND NORTHEASTERLY ALONG A CIRCULAR CURVE TO THE LEFT, HAVING A RADIUS OF 490.00 FEET, A CENTRAL ANGLE OF 73/degree/47'32' FOR AN ARC DISTANCE OF 631.08 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG A CIRCULAR CURVE TO THE LEFT, HAVING A RADIUS OF 990.00 FEET, A CENTRAL ANGLE OF 41/degree/06'09' FOR AN ARC DISTANCE OF 710.20 FEET TO A POINT OF TANGENCY; THENCE NORTH 32"03'50' EAST FOR 9.64 FEET; THENCE SOUTH 57/degree/56'10' EAST FOR 30.00 FEET TO A POINT HEREINAFTER REFERRED TO A POINT A; THENCE SOUTH 57/degree/56'10' EAST FOR 30.00 FEET TO THE POINT OF BEGINNING.

RECORDED IN THE OFFICIAL RECORDS BOOK
OF BROWARD COUNTY, FLORIDA
COUNTY ADMINISTRATOR

                                   EXHIBIT "B"

                              LANDLORD IMPROVEMENTS

Construction of improvements of a three (3) story office building in accordance with those certain plans and specifications prepared by Manuel Synalovski Architects, Inc. as Project No. 9401-3 dated ________________, 1998, of which the parties each acknowledge having a complete copy.


Landlord Initials:                                   Tenant Initials:


/s/ MS                                               /s/ SS
---------------------------                          ---------------------------